THE CASH MANAGEMENT TRUST OF AMERICA

                South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455


Cash Management Trust of America

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $90,058
------------------ --------------------------------
------------------ --------------------------------
Class B            $252
------------------ --------------------------------
------------------ --------------------------------
Class C            $127
------------------ --------------------------------
------------------ --------------------------------
Class F            $67
------------------ --------------------------------
------------------ --------------------------------
Total              $90,504
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $425
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $3
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $7
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $4
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $5
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $139
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $167
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $96
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $477
------------------ --------------------------------
------------------ --------------------------------
Total              $1,324
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0105
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0013
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0012
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0055
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0066
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0012
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0012
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0022
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0043
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0012
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0012
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0023
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0055
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0086
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            7,909,684
------------------ ----------------------------------
------------------ ----------------------------------
Class B            172,925
------------------ ----------------------------------
------------------ ----------------------------------
Class C            88,720
------------------ ----------------------------------
------------------ ----------------------------------
Class F            7,342
------------------ ----------------------------------
------------------ ----------------------------------
Total              8,178,671
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        89,297
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,082
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        3,457
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        4,614
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        2,318
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          7,680
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          205,628
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          138,193
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          26,156
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          73,504
------------------ ----------------------------------
------------------ ----------------------------------
Total              551,929
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class B                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class C                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class F                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $1.00
----------------------- -------------------------